UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 15, 2018

LAZYDAYS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38424	82-4183498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4042 Park Oaks Blvd., Suite 350, Tampa, Florida	33610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(813) 246-4999

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LAZY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Lazydays Holdings, Inc. (the “Company”) is refiling its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), including the Company’s Certificate of Designations of Series A Convertible Preferred Stock (the “Certificate of Designations”), which became effective on March 15, 2018. The previously filed Certificate of Designations was a form document which inadvertently omitted certain information in Annex A of the Certificate of Designations. The Certificate of Incorporation is being refiled to match what was filed with the Secretary of State of the State of Delaware. The previously filed Certificate of Incorporation was a form document that included blanks for a conformed signature and date that were not included in the version that was filed with the State of Delaware.

The Company is also refiling its Amended and Restated Bylaws (the “Bylaws”), which became effective on March 15, 2018. The previously filed Bylaws were a form document which inadvertently omitted the date.

The foregoing description of the Certificate of Incorporation, Certificate of Designations and Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Incorporation, Certificate of Designations and Bylaws, copies of which are attached to this Form 8-K as Exhibits 3.1 and 3.2, and are incorporated into this Form 8-K by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Lazydays Holdings, Inc., including the Certificate of Designations of Series A Convertible Preferred Stock
3.2	Amended and Restated Bylaws of Lazydays Holdings, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZYDAYS HOLDINGS, INC.

June 3, 2022	By	/s/ Nicholas J. Tomashot
Date		Nicholas J. Tomashot
Chief Financial Officer